UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 18, 2006


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

      DELAWARE                   1-6453             95-2095071
     (State of Incorporation)    (Commission        (I.R.S. Employer
                                 File Number)       Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                            Page

Section 1 - Registrant's Business and Operations
------------------------------------------------

Item 1.01 Entry into a Material Definitive Agreement                          3


Section 9 - Financial Statements and Exhibits                                 3
-----------------------------------------------

Item 9.01 Financial Statements and Exhibits                                   4

Exhibits:

     10.1  Management  Contract or Compensatory  Plan or Arrangement:
           Executive Officer Incentive Plan Agreement

     10.2  Management  Contract or Compensatory  Plan or Arrangement:
           Restricted Stock Plan, as amended effective July 19, 2006

     10.3  Management  Contract or  Compensatory  Plan or  Arrangement:
           Form of Restricted Stock Grant Agreement

     10.4  Management  Contract or  Compensatory  Plan or  Arrangement:
           Form of Restricted Stock Unit Grant Agreement

     10.5  Management  Contract or  Compensatory  Plan or  Arrangement:
           Form of Performance Based Restricted Stock Unit Grant Agreement

Signature                                                                     5

NATIONAL SEMICONDUCTOR CORPORATION

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          a. The stockholders of National Semiconductor Corporation ("National" or the "Company") approved the Executive Officer Incentive Plan, as amended ("EOIP") at the Company's annual meeting of stockholders held on October 1, 2004. A copy of the EOIP was filed with the SEC with the Company's 2004 Form 10-K. Under SEC rules, the EOIP is considered a material agreement of the Company. The EOIP is administered each fiscal year with an agreement that is effective for that fiscal year. On July 18, 2006, the Compensation Committee (the "Committee") of the Company's Board of Directors approved the standard form of the EOIP Agreement that is effective for fiscal year 2007 and subsequent fiscal years. A copy of the EOIP Agreement is attached hereto as Exhibit
          10.1. In administering the EOIP and determining incentives for fiscal 2006, the Committee decided on July 18, 2006 to approve a separate additional incentive for Lewis Chew, Senior Vice President, Finance and Chief Financial Officer, one of the Company's executive officers for whom compensation information will appear in the 2006 proxy statement. This incentive exceeds the amount permitted under the terms of the EOIP. The Committee made this decision based on Mr. Chew's performance in fiscal 2006 developing a strategic business plan focused on shareholder value improvement and achieving significant efficiencies in the audit of internal controls.

          b. The Company has a Restricted Stock Plan which authorizes grants of restricted stock to non-officer employees. The Restricted Stock Plan is considered a material agreement of the Company under SEC rules. On July 19, 2006, the Board of Directors amended the Restricted Stock Plan to permit agreements evidencing grants under the Restricted Stock Plan to be in electronic format. A copy of the Restricted Stock Plan, as amended, is attached hereto as Exhibit 10.2. In connection with the plan amendments, the Compensation Committee of the Board of Directors approved revisions to the forms of the restricted stock grant agreement and restricted stock unit grant agreement. A copy of the form of revised restricted stock grant agreement is attached hereto as
          Exhibit 10.3 and a copy of the form of the revised restricted stock unit grant agreement is attached hereto as Exhibit 10.4.

          c. On July 18, 2006, the Compensation Committee of the Board of Directors approved the form of a performance based restricted stock unit grant agreement for use in connection with grants of performance based restricted stock units under the Restricted Stock Plan. As noted above, the Restricted Stock Plan is considered a material agreement of the Company under SEC rules. A copy of the form of the performance based restricted stock unit grant agreement is attached hereto as
          Exhibit 10.5.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.     Description of Exhibit
-----------     ----------------------

10.1            Management Contract or Compensatory Plan or Arrangement:
                Executive Officer Incentive Plan Agreement

10.2            Management Contract or Compensatory Plan or Arrangement:
                Restricted Stock Plan, as amended effective July 19, 2006

10.3            Management Contract or Compensatory Plan or Arrangement:
                Form of Restricted Stock Grant Agreement

10.4            Management Contract or Compensatory Plan or Arrangement:
                Form of Restricted Stock Unit Grant Agreement

10.5            Management Contract or Compensatory Plan or Arrangement:
                Form of Performance Based Restricted Stock Unit Grant Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NATIONAL SEMICONDUCTOR CORPORATION



                                            //S// JOHN M. CLARK III
                                            -----------------------
Dated: July 19, 2006                        John M. Clark III
                                            Senior Vice President
                                            Signing on behalf of the registrant

                                                                    EXHIBIT 10.1

                       NATIONAL SEMICONDUCTOR CORPORATION

                   EXECUTIVE OFFICER INCENTIVE PLAN AGREEMENT


                                   ARTICLE 1

                                  Definitions
                                  -----------


     Whenever used in the Agreement, unless otherwise indicated, the following terms shall have the respective meanings set forth below:

Agreement:      This Executive Officer Incentive Plan Agreement.
---------

Award:          The amount to be paid to a Plan Participant.
-----

Award Date:     The date set by the Committee for payment of Awards.
----------

Annual Incentive
Base  Salary:
-------------  Generally,   the  annualized  base  remuneration  received  by  a
               Participant  from  the  Company  at the end of the  fiscal  year.
               Extraordinary  items,  including but not limited to prior awards, relocation  expenses,  car allowances,  international  assignment
               allowances  and  tax  adjustments,   sales  incentives,   amounts
               recognized as income from stock, stock options or other stock based compensation, disability benefits (whether paid by the Company or a third party) and other similar kinds of extra or additional remuneration are excluded from the computation of Annual Incentive Base Salary.

Company:
--------       National   Semiconductor    Corporation   ("NSC"),   a   Delaware
               corporation, and any other corporation in which NSC controls directly or indirectly fifty percent (50%) or more of the combined voting power of voting securities, and which has adopted this Plan.

Disability:
-----------    Inability to perform any services for the Company and eligible to receive disability benefits under the standards used by the Company's disability benefit plan or any successor plan thereto.

Executive  Officer:
-------------------
               Any officer of the Company identified by the Company in its annual report on Form 10-K filed with the Securities and Exchange Commission as an executive officer of the Company. Participant:
               An Executive Officer designated as a Participant in accordance with the provisions of Article 3.

Performance  Goal:
------------------
               Factors considered and scored to determine the amount of a Participant's Award, which shall be based on one or more of the business criteria listed in Section 5(b) of the Plan.

Retirement:
-----------
               Permanent termination of employment with the Company, and (a) the Participant's age is either sixty-five (65) or age is at least fifty-five (55) and age plus years of service in the employ of the Company is sixty-five (65) or more, and (b) the retiring Participant has confirmed to the Chief Financial Officer of the Company that he or she does not intend to engage in a full-time vocation.

Target Award:
-------------
               The Award, expressed as a percentage of Annual Incentive Base Salary that may be earned by a Participant for achievement of the target level of performance.

     All capitalized terms used in this Agreement and not otherwise defined herein have the meanings assigned to them in the Executive Officer Incentive Plan.

                                   ARTICLE 2

                                 Effective Date
                                 --------------

     This Agreement will be effective for each fiscal year of the Company while the Executive Officer Incentive Plan is in effect. This Agreement shall implement the terms of the Executive Officer Incentive Plan.


                                   ARTICLE 3

                       Eligibility for Plan Participation
                       ----------------------------------

A. Within ninety (90) days after the commencement of the Company's fiscal year, the Committee shall designate those Executive Officers who shall be Plan Participants for the fiscal year.

B. Participants will be notified once the Committee has designated Participants for the fiscal year. Participation will be re-evaluated by the Committee annually pursuant to Article 3A supra at the beginning of the fiscal year.

C. Newly hired Executive Officers and persons who are promoted to Executive Officers may be added as Participants to the Plan by the Committee during the fiscal year. Such Participants will receive a prorated Award based on time of participation in the Plan.

D. Participants may be removed from the Plan during the fiscal year at the discretion of the Committee. Participants so removed will receive a prorated Award based on length of participation in the Plan.


                                   ARTICLE 4

                         Target Awards/Incentive Levels
                         ------------------------------

A. Each Participant will be assigned an incentive level which shall be expressed as a percentage of the Participant's Annual Incentive Base Salary. Target Awards will also be identified for each Participant, which shall constitute the Award which can be earned for the target level of performance, taking into account the assigned incentive level.

B. In the event that a Participant changes positions during the Plan Period and the change results in a change in incentive level, whether due to promotion or demotion, the incentive level will be prorated to reflect the time spent in each position.


                                   ARTICLE 5

                             Plan Performance Goals
                             ----------------------

A. Performance Goals and associated weights will be established by the Committee within ninety (90) days after the start of the fiscal year. Each Performance Goal will define the source for scoring and the measurement metric. Performance Goals and their associated weights may change from one fiscal year to another fiscal year to reflect the Company's financial, operational and strategic goals, but must be based on one or more of the business criteria listed in Section 5(b) of the Plan.

B. Actual Award amounts may vary from the Target Award, depending on actual achievement on Performance Goals.


                                   ARTICLE 6

                       Calculation and Payment of Awards
                       ---------------------------------

A. A Participant's Award will be calculated as a percentage of Annual Incentive Base Salary at the end of the fiscal year as follows:

     1) The Participant's Target Award is determined prior to the beginning of the fiscal year.

     2) The performance of each Participant on their assigned Performance Goals is scored at the end of the fiscal year to determine a performance level.

     3) The total performance level shall be multiplied by the Participant's assigned incentive level. No one individual Award may exceed the lesser of 600% of the Participant's Annual Incentive Base Salary at the end of fiscal 2005 or $6 million (six million dollars).

     4) The Committee may adjust Awards to reflect discretion permitted under the Plan as it deems appropriate. As a result, some or all Award amounts may be adjusted to reflect the exercise of the Committee's discretion.

B. The Committee will score the performance of the Plan Participants. Awards will be paid only after the Committee certifies in writing that the ratings on the Performance Goals have been attained and that the Committee has approved the Awards.

C.   Awards will be paid in cash on or about the Award Date.

D. Awards will reflect the Participant's Annual Incentive Base Salary in effect at the end of the fiscal year. Participants who take a leave of absence during the fiscal year for good cause shown to the satisfaction of the Committee will have their Awards prorated to reflect actual pay earned during the fiscal year.

E. Any Awards that are prorated for any reason under the terms of the Plan or this Agreement will be prorated based on the effective date of the change that resulted in the proration.


                                   ARTICLE 7

                           Termination of Employment
                           -------------------------

A. To be eligible to receive an Award, the Participant must be employed by the Company on the last day of the fiscal year. A Participant whose employment has terminated prior to that date will forfeit the Award, except as otherwise provided in this Article 7.

B. If a Participant's employment is terminated during the fiscal year by Disability, Retirement, or death, the Participant will receive an Award reflecting the Participant's performance and actual period of full-time employment during the fiscal year.

C. Unless local law or regulation provides otherwise, payments of Awards made upon termination of employment by death shall be made on the Award Date to:
     (a) beneficiaries designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction.

D. Participants whose employment is terminated by reduction in force during the fiscal year will receive no Award. If a Participant's employment is terminated by reduction in force after the fiscal year but before the Award Date, the Participant will receive the Award on the Award Date.

E. The Committee reserves the right to reduce an Award to reflect a Participant's absence from work during a fiscal year.

F. Notwithstanding any other provisions of this Agreement to the contrary, the right of a Participant to receive an Award, including Awards deferred pursuant to the provisions of Article 8, shall be forfeited if the Participant's employment is terminated for good cause shown such as acts of moral turpitude, a reckless disregard of the rights of other employees or because of or the Participant is discovered to have engaged in fraud, embezzlement, dishonesty against the Company, obtaining funds or property under false pretenses, assisting a competitor without permission, or interfering with the relationship of the Company with a customer. An Award may also be forfeited if a Participant terminates employment by reason of Retirement and subsequently engages in full-time employment or any activity in competition with the business of the Company. A Participant's Award will be forfeited for any of the above reasons regardless of whether such act is discovered prior to or subsequent to the Participant's termination of employment or payment of an Award. If an Award has been paid, such payment shall be repaid to the Company by the Participant. The determination of whether an Award is forfeited or must be repaid under the provisions of this Article 7 shall be made by the Committee in its sole discretion.

                                   ARTICLE 8

                               Deferral of Awards
                               ------------------

     Participants eligible to participate in the Company's Deferred Compensation Plan (the "Deferred Compensation Plan") may elect to make an irrevocable election to defer receipt of all or any portion of any Award pursuant to and in accordance with the terms of the Deferred Compensation Plan.

                                   ARTICLE 9

                        Interpretations and Rule-Making
                        -------------------------------

     The Committee shall have the sole right and power to: (i) interpret the provisions of the Agreement, and resolve questions thereunder, which interpretations and resolutions shall be final and conclusive; (ii) adopt such rules and regulations with regard to the administration of the Plan as are consistent with the terms of the Plan and the Agreement, and (iii) generally take all action to equitably administer the operation of the Plan and this Agreement.


                                   ARTICLE 10

            Declaration of Incentives, Amendment, or Discontinuance
            -------------------------------------------------------

     The Committee may on or before the Award Date: (i) determine not to make any Awards to any or all Participants for any fiscal year; (ii) make any modification or amendment to this Agreement for any or all Participants provided such modification or amendment is in accordance with the terms of the Plan; or
(iii) discontinue this Agreement for any or all Participants provided such modification or amendment is otherwise in accordance with the Plan.


                                   ARTICLE 11

                                 Miscellaneous
                                 -------------

A. Except as provided in the Deferred Compensation Plan, no right or interest in the Plan is transferable or assignable except by will or the laws of descent and distribution.

B. Participation in the Plan does not guarantee any right to continued employment and the Committee and management reserve the right to dismiss Participants for any reason whatsoever. Participation in one fiscal year does not guarantee a Participant the right to participation in any subsequent fiscal year.

C. The Company reserves the right to deduct from all Awards under this Plan any sums due the Company as well as any taxes or other amounts required by law to be withheld with respect to Award payments.

D. Maintenance of financial information relevant to measuring performance during the fiscal year will be the responsibility of the Chief Financial Officer of the Company.

E. The provisions of the Plan shall not limit, or restrict, the right or power of the Committee to continue to adopt such other plans or programs, or to make salary, bonus, incentive, or other payments, with respect to compensation of Executive Officers, as in its sole judgment it may deem proper.

F. Except to the extent superseded by federal law, this Agreement shall be construed in accordance with the laws of the State of California.

G. No member of the Company's board of directors or any officer, employee, or agent of the Company shall have any liability to any person, firm or corporation based on or arising out of this Agreement or the Plan.

H. Any dispute relating to or arising from this Agreement shall be determined by binding arbitration by a three member panel chosen under the auspices of the American Arbitration Association and acting pursuant to its Commercial Rules, sitting in San Jose, California. The panel may assess all fees, costs and other expenses, including reasonable counsel fees, as the panel sees fit. Notwithstanding the parties' election to use arbitration to resolve disputes under this Agreement, nothing contained in that election shall preclude either party, if the circumstances warrant, from seeking extraordinary relief, such as injunction and attachment, from any court of competent jurisdiction in California.

                                                                    Exhibit 10.2

                       NATIONAL SEMICONDUCTOR CORPORATION

                             RESTRICTED STOCK PLAN
                      (AS AMENDED EFFECTIVE JULY 19, 2006)



1. Objective
   ---------

     The National Semiconductor Corporation Restricted Stock Plan is designed to further the growth, development and financial success of the Company by providing additional incentives to certain Employees by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

2. Definitions
   -----------

     Whenever used in this Plan, the following terms shall have the meaning set forth below unless the context clearly indicates to the contrary.

Award: Restricted Stock Unit or Restricted Stock awarded to a Participant pursuant to the Plan.

Board: The Board of Directors of National Semiconductor Corporation.

Committee: The Compensation Committee of the Board.

Common Stock: National Semiconductor Corporation's common stock, par value $.50 per share.

Company: National Semiconductor Corporation ("NSC"), a Delaware corporation, and any corporation in which NSC controls directly or indirectly more than fifty percent (50%) of the combined voting power of voting securities.

Disability: Inability to perform any services for the Company and eligible to receive disability benefits under the standards used by the Company's disability benefit plans or any successor plan thereto.

Employee: An individual in the regular employ of the Company at any time.

Fair Market Value: As of given date, the Fair Market Value of a share of the Common Stock shall be the opening stock price of the Common Stock on the New York Stock Exchange on such date or if the Common Stock is not traded on such day, then on the immediately preceding trading day on the New York Stock Exchange.

Officer: An Employee of the Company who is appointed or elected by the Board to serve as an officer of National Semiconductor Corporation.

Participant: An Employee who has been granted an Award pursuant to the Plan.

Plan: This National Semiconductor Corporation Restricted Stock Plan.

Restricted Stock: Common Stock issued pursuant to the terms of this Plan that is subject to certain restrictions and may be subject to the risk of forfeiture.

Restricted Stock Unit: An Award issued pursuant to Section 6 of the Plan.

Retirement: Permanent termination of employment with the Company and (a) age is either sixty-five (65) or age is at least fifty-five (55) and years of service in the employ of the Company is then (10) or more, and (b) the terminating employee has certified to the Secretary that he or she does not intend to engage in a full-time vocation.

Secretary: The Secretary of National Semiconductor Corporation.

Termination of Employment: The time when the employee-employer relationship between the Participant and the Participant's employer is terminated for any reason, with or without cause, including, but not by way of limitation, a termination upon the sale , merger or other disposition of Participant's employer; by reduction in force; resignation; discharge; death; Disability; or Retirement, but excluding (i) terminations where there is a simultaneous reemployment by the Company, or (ii) terminations where the Participant continues a relationship (e.g., as a director or as a consultant) with the Company.

Vesting Date: Date that the restrictions and/or risk of forfeiture of an Award lapse.

3. Shares Subject to the Plan
   --------------------------

     A. The shares of stock which may be issued pursuant to Awards shall be shares of Common Stock. The aggregate number of such shares which may be issued pursuant to Awards shall not exceed 4,000,000.

     B. Any shares issued pursuant to an Award that are reacquired by National Semiconductor Corporation pursuant to the restrictions thereon may again be utilized under this Plan, subject to the limitations of
          Section 3A.

     C. In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of National Semiconductor Corporation, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by National Semiconductor Corporation (provided, however, that conversion of any convertible securities or notes of National Semiconductor Corporation shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares which may be issued pursuant to Awards, including adjustments of the limitations in
          Section 3.A on the maximum number and kind of shares which may be issued pursuant to Awards.

4. Granting of Awards
   ------------------

          A. Any Employee of the Company who is not an Officer shall be eligible to be granted an Award. Officers are not eligible to be granted Awards under this Plan.

          B.   The   Committee   shall  from  time  to  time,  in  its  absolute
               discretion:

               (i) Select from among Employees (including Employees to whom Awards have previously been granted) those to be granted Awards;

               (ii) Determine  the number of shares of Common Stock to be issued pursuant to any Award to such selected Employees; and

               (iii) Determine the purchase  price,  if any, and other terms and conditions applicable to the shares subject to an Award, consistent with the Plan.

          C. Shares of Common Stock issued pursuant to an Award may be either previously authorized but unissued shares or issued shares which have been reacquired by National Semiconductor Corporation. The Committee shall establish the purchase price (if any) and form of payment for shares of Common Stock subject to an Award. In all cases legal consideration shall be required for each issuance of shares of Common Stock pursuant to an Award.

          D. Upon the selection of an Employee to be issued Restricted Stock, the Committee shall instruct the Secretary to issue such Restricted Stock and may impose such conditions on issuance as it deems appropriate.

5.   Terms of Restricted Stock
     -------------------------

          A. Restricted Stock shall be issued only pursuant to a Restricted Stock Agreement entered into between the Participant and the Company, which may be in written or electronic form and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

          B. The consideration for the issuance of Restricted Stock shall be set by the Committee; provided, however, that such price shall not be less than the par value of a share of Common Stock on the date of grant, unless otherwise permitted by applicable state law.

          C. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 5.F, the Participant awarded Restricted Stock shall have all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Restricted Stock Agreement, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

          D. Unless otherwise approved by the Committee, no shares of Restricted Stock issued under this Plan may be sold, assigned or otherwise transferred until at least one year has elapsed from the date the Restricted Stock was issued. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof as a result of stock dividends, stock splits or any other forms of recapitalization) shall be subject to such other restrictions as the Committee shall provide in the terms of each individual Restricted Stock Agreement; provided, however, that by a resolution adopted after the Restricted Stock is issued, the Committee may, on such terms and conditions as it determines to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. All restrictions imposed pursuant to this Section 5.D shall expire within ten years of the date of issuance. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

          E. Each individual Restricted Stock Agreement shall provide that Restricted Stock subject to restrictions under the Restricted Stock Agreement shall be reacquired by National Semiconductor Corporation immediately upon a Termination of Employment for any reason; provided, however, that the Committee may provide that no such reacquisition shall occur in the event of a Termination of Employment because of the Restricted Stockholder's Retirement or Disability or death, in which event the restrictions imposed under the Restricted Stock Agreement shall immediately expire. The Committee shall have the discretion to determine the effect of all matters and questions relating to Termination of Employment, including but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, the question of whether a Termination of Employment has occurred upon the sale, merger or other disposition of the Participant's employing company, and all questions of whether
               particular   leaves  of   absence   constitute   Termination   of
               Employment.

          F. The Secretary or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement expire or are removed. In no event shall any Participant awarded Restricted Stock retain physical custody of any certificates representing Restricted Stock issued to him or her.

          G. The Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

6. Restricted Stock Units

          A. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Unless otherwise approved by the Committee, the minimum vesting period for Restricted Stock Units shall be one year. On the Vesting Date, National Semiconductor Corporation shall transfer to the Participant one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

          B. The term of any Restricted Stock Units shall be set by the Committee in its discretion but shall not be longer than ten years.

          C. The Committee may establish the purchase price, if any, of any Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Common Stock on the date of grant, unless otherwise permitted by applicable state law.

          D. An Award of Restricted Stock Units shall only be payable while the Participant is an Employee; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Restricted Stock Units may be paid subsequent to a Termination of Employment as a result of the Participant's Retirement, death or Disability. The Committee shall have the discretion to determine the effect of all matters and questions relating to Termination of Employment, including but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, the question of whether a Termination of Employment has occurred upon the sale, merger or disposition of the Participant's employing company, and all questions of whether particular leaves of absence constitute Termination of Employment.

          E. Any Award granted pursuant to this Section 6 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

7. Provisions Applicable to Awards
   -------------------------------

          A. Upon the merger or consolidation of National Semiconductor Corporation with or into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of National Semiconductor Corporation or any trustee or other fiduciary holding securities under an employee benefit plan of National Semiconductor Corporation) of all or substantially all of National Semiconductor Corporation's assets or 51% or more of National Semiconductor Corporation's then outstanding voting stock, or the liquidation or dissolution of National Semiconductor Corporation, the restrictions imposed under the Restricted Stock Agreements and Award Agreements shall immediately expire.

          B. Nothing in this Plan or in any Restricted Stock Agreement or Award Agreement shall confer upon any Participant any right to continue in the employ of Participant's employer, or interfere with or restrict in any way the rights of Participant's employer to terminate or discharge any Participant at any time for any reason whatsoever. The Participant's employer shall retain the absolute and unrestricted right to terminate a Participant's employment at any time for any reason.

          C. National Semiconductor Corporation's obligation to issue or deliver to the Participant any certificate or certificates for unrestricted shares of stock or to pay to the Participant any dividends or make any distributions with respect to any Award is expressly conditioned upon receipt from the Participant, on or prior to the date the same is required to be withheld, of:

               (i) Full payment (in cash or by check) of any amount that must be withheld by the Participant's employer for federal, state, local and/or other tax purposes; or

               (ii) Subject to the  Committee's  consent and Section  7.C.(iii), full payment by delivery to National Semiconductor Corporation of unrestricted shares of Common Stock previously owned by the Participant duly endorsed for transfer to National Semiconductor Corporation by the Participant with an aggregate Fair Market Value (determined, as applicable, as of the date of the lapse of the restrictions or vesting, or as of the date of the distribution) equal to the amount that must be withheld by the Participant's employer for federal, state, local and/or other tax purposes; or

               (iii)With  respect to the  withholding  obligation  for shares of
                    Restricted Stock that become unrestricted shares of stock as of a Vesting Date or shares of unrestricted Common Stock issued pursuant to an Award, subject to the Committee's consent and to the timing requirements set forth in this
                    Section 7.C.(iii), full payment by retention by the Company of a portion of such shares of unrestricted Common Stock with an aggregate Fair Market Value (determined as of the Vesting Date) equal to the amount that must be withheld by the Participant's employer for federal, state and/or local tax purposes; or

               (iv) Subject  to the  Committee's  consent,  any  combination  of payments  provided  for in the  foregoing  subsections  (i),
                    (ii), or (iii).

8. Administration
   --------------

          A. The Committee shall have the duty to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and all other documents relating to Awards and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Committee may delegate any of its rights and duties under this Plan to the Chief Executive Officer of National Semiconductor Corporation.

          B. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Award.

9. Other Provisions
   ----------------

          A. No Award, or interest or right therein or part thereof, shall be liable for the debts, contracts or engagements of the Participant or successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 9.A shall prevent transfers by will or by the applicable laws at descent and distribution.

          B. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore issued. No Award may be issued during any period of suspension or after termination of the Plan.

          C. This Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company to establish any other forms of incentives or compensation for Employees of the Company, to issue restricted or unrestricted stock other than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the issuance of restricted or unrestricted stock in connection with the acquisition in any form of the business, stock or assets of any corporation, firm or association.

                                                                    EXHIBIT 10.3

                       NATIONAL SEMICONDUCTOR CORPORATION

                             RESTRICTED STOCK PLAN

                           RESTRICTED STOCK AGREEMENT
                           --------------------------

Award Date:________________
Employee:__________________
Employee Address:______________________
                 ______________________
Number of Shares of
Restricted Stock Issued
Pursuant to Section 2A:________________
Restriction Lapsing
Schedule:______________________________

     THIS RESTRICTED STOCK AGREEMENT, dated as of the Award Date, is made by and between NATIONAL SEMICONDUCTOR CORPORATION, a Delaware corporation and the
Employee:

     WHEREAS,  National  Semiconductor  Corporation has established the NATIONAL
SEMICONDUCTOR CORPORATION Restricted Stock Plan, as amended and restated (the "Plan"); and

     WHEREAS, National Semiconductor Corporation wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

     WHEREAS, the Plan provides for the issuance of shares of the Common Stock subject to certain restrictions thereon; and

     WHEREAS, the Committee has determined that it would be to the advantage and best interest of National Semiconductor Corporation and its stockholders to issue the shares of Restricted Stock provided for herein to the Employee in partial consideration of past services to the Company, and has advised National Semiconductor Corporation thereof and instructed the Secretary to issue said Restricted Stock;

     NOW,  THEREFORE,  in consideration of the mutual covenants herein contained
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged, the parties hereto do hereby agree as follows:

1. Definitions
   -----------

     Whenever used in this Agreement, the following terms shall have the meaning set forth below.

Restrictions:   Reacquisition  and  transferability  restrictions  imposed  upon
Restricted Stock under this Agreement.

Vested Shares: Number of shares of Restricted Stock derived from the percentage specified in Section 3.A.

Capitalized Terms not otherwise defined herein have the meanings set forth in the Plan.

2. Issuance of Restricted Stock
   ----------------------------

     A. In consideration of past services rendered to the Company and for other good and valuable consideration which the Committee has determined to be equal to the par value of the Common Stock, on the Award Date National Semiconductor Corporation issues to the Employee the number shares of its Common Stock set forth hereinabove on the first page of this Agreement, upon the terms and conditions set forth in this Agreement.

     B. By entering into this Agreement, Employee acknowledges that:

          (i) the Plan is discretionary in nature and may be amended, suspended or terminated by National Semiconductor Corporation at any time;

          (ii) the grant of shares of Restricted Stock is a one-time benefit which does not create any contractual or other right to receive future grants of shares of Restricted Stock, or benefits in lieu of shares of Restricted Stock;

          (iii) all determinations with respect to any grants of Restricted Stock, including, but not limited to, the times when shares of Restricted Stock shall be granted, the number of shares of Restricted Stock, and the time or times when the restrictions on the shares of Restricted Stock shall expire, will be at the sole discretion of National Semiconductor Corporation and the Committee;

          (iv) the Employee's receipt of these shares of Restricted Stock shall not create a right to further employment with the Company and shall not interfere with the ability of the Company to terminate the Employee's employment relationship at any time with or without cause;

          (v) the Employee's participation in the Plan is voluntary;

          (vi) the value of the shares of Restricted Stock is an extraordinary item of compensation which is outside the scope of the Employee's employment contract, if any;

          (vii)  the  shares  of  Restricted  Stock  are not part of  normal  or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

          (viii) the future value of the shares of Restricted Stock is unknown and cannot be predicted with certainty.

3. Restrictions
   ------------

          A. All shares of Restricted Stock issued to the Employee are initially subject to reacquisition by National Semiconductor Corporation immediately upon a Termination of Employment; provided, however, that no reacquisition shall occur in the event of a Termination of Employment because of the Restricted Stockholder's Disability or death, in which event all shares of Restricted Stock shall immediately fully vest and all Restrictions shall immediately expire. In all other cases, all Restrictions on the Restricted Stock issued to Employee hereunder shall expire in accordance with the Restriction Lapsing Schedule set forth hereinabove on the first page of this Agreement. For the avoidance of doubt, until the final date on which restrictions lapse, any fractional shares shall be rounded down to the nearest whole number of shares, with any remainder carried over to any subsequent date on which restrictions lapse. On the final date that restrictions lapse, any fractional shares shall be rounded up to the nearest whole number of the shares. Once Restrictions have expired on the Restricted Stock, such shares will become Vested Shares and the Restrictions subjecting the Restricted Stock to reacquisition by the Company shall not apply to any Vested Shares held by the Employee.

          B. Certificates representing shares of Restricted Stock issued pursuant to this Agreement shall, until all Restrictions lapse and new certificates are issued pursuant to Section 3.C, bear the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO REACQUISITION BY NATIONAL SEMICONDUCTOR CORPORATION UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT BY AND BETWEEN NATIONAL SEMICONDUCTOR CORPORATION AND THE HOLDER OF THE SECURITIES. PRIOR TO VESTING OF OWNERSHIP IN THE SECURITIES, THEY MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES. COPIES OF THE ABOVE REFERENCED AGREEMENT ARE ON FILE AT THE OFFICES OF NATIONAL SEMICONDUCTOR CORPORATION AT 2900 SEMICONDUCTOR DRIVE, M/S G3-135, SANTA CLARA, CA 95051.

In the alternative, certificates representing shares of Restricted Stock may be issued in unvested book form, and remain subject to the same restrictions as set forth herein.

          C. Upon the vesting of the shares of  Restricted  Stock and subject to
     Section 5.C and payment of taxes as required by Section 5.J, National Semiconductor Corporation shall cause new certificates to be issued with respect to the Vested Shares and delivered to the Employee or his legal representative, free from legend and any other Restrictions. Vested Shares shall cease to be Restricted Stock subject to the terms and conditions of this Agreement.

          D.  Upon  the  merger  or  consolidation  of  National   Semiconductor
     Corporation into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of National Semiconductor Corporation or any trustee or other fiduciary holding securities under an employee benefit plan of National Semiconductor
     Corporation) of all or substantially all of National Semiconductor Corporation's assets or 51% or more of National Semiconductor Corporation's then outstanding voting stock, or the liquidation or dissolution of National Semiconductor Corporation, all shares of Restricted Stock shall fully vest and all Restrictions shall immediately expire.

          E. In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of National Semiconductor Corporation or of another corporation pursuant to a merger of National Semiconductor Corporation into another corporation, or the exchange of all or substantially all of the assets of National Semiconductor Corporation for the securities of another corporation, or the acquisition by another corporation or person (excluding any employee benefit plan of National Semiconductor Corporation or any trustee or other fiduciary holding securities under an employee benefit plan of National Semiconductor Corporation) of 51% or more of National Semiconductor Corporation's then outstanding voting stock, or the liquidation or dissolution of National Semiconductor Corporation, or a stock split-up or stock dividend, such new, additional or different shares or securities which are held or received by the Employee in his or her capacity as a holder of Restricted Stock shall be considered to be Restricted Stock and shall be subject to all of the Restrictions.

4. Non-Disclosure
   --------------

          It is understood and agreed that this Agreement shall be confidential and shall not be disclosed by Employee to any person, including other Company employees, without the express written consent of the Company; provided, however, that Employee may disclose this Agreement to Employee's spouse and legal and financial advisors subject to the Employee ensuring that the recipient of the disclosure agrees to comply with this non-disclosure provision.

5. Miscellaneous
   -------------

          A. The Committee has the power to interpret the Plan, this Agreement and all other documents relating to Restricted Stock and to adopt rules for the administration, interpretation and application of the Plan, and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith.

          B. No Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition is voluntary or
     involuntary  or  by  operation  of  law  by  judgment,   levy,  attachment,
     garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.B shall not prevent transfers by will or by applicable laws of descent and distribution and the Employee may provide written notice to the Company designating a third party who, in the event of Employee's death, shall thereafter be entitled to receive any benefits pursuant to this Agreement.

          C. National Semiconductor Corporation shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

               (i) Employee has evidenced Employee's acceptance of the terms of this Agreement, which acceptance may be in written or electronic format;

               (ii) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

               (iii) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

               (iv)The obtaining of any approval or other clearance from any state, federal or other governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

               (v) Subject to the provisions of Section 5.J, the payment by the Employee of all amounts required to be withheld under federal, state, local and other applicable tax laws, with respect to the issuance of Restricted Stock and/or the lapse or removal of any of the Restrictions; and

               (vi) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience.

     D. The Secretary or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing Restricted Stock, including shares of Restricted Stock issued pursuant to Section 3.E, until all of the Restrictions expire or are removed.

     E. Any notice to be given under the terms of this Agreement to National Semiconductor Corporation shall be addressed to National Semiconductor Corporation in care of its Secretary, and any notice to be given to the Employee shall be addressed to him or her at the address specified herein. By a notice given pursuant to this Section 5.E, either party may designate a different address for notices to be given to it. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed National Semiconductor Corporation of his or her status and address by written notice under this Section 5.E. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the postal service in the country of residence of the party sending the notice.

     F. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 5.D, the Employee shall have all the rights of a stockholder with respect to said shares, subject to the Restrictions herein (including the provisions of Section 5.J), including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

     G. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     H. This Agreement shall be administered, and the Restricted Stock shall be issued, only in such a manner as to conform to all applicable laws, rules and regulations.

     I. This Agreement may be amended only by a document, which may be in written or electronic form, executed by the parties hereto which specifically states that it is amending this Agreement. Signatures evidencing such execution may be written or electronic.

     J. National Semiconductor Corporation's obligation to issue or deliver to the Employee any certificate or certificates for unrestricted shares of stock or to pay to the Employee any dividends or make any distributions with respect to the Restricted Stock is expressly conditioned upon receipt from the Employee, on or prior to the date the same is required to be withheld, of:

               (i) Full payment (in cash or by check) of any amount that must be withheld by the Employee's employer for federal, state, local, and/or other tax purposes; or

               (ii) Subject to Section 5.J(iii), full payment by delivery to National Semiconductor Corporation of unrestricted shares of Common Stock previously owned by the Employee for such period of time as is sufficient to avoid the imposition on National Semiconductor Corporation of adverse accounting consequences duly endorsed for transfer to National Semiconductor Corporation by the Employee with an aggregate Fair Market Value (determined, as applicable, as of the date of the lapse of the Restrictions or vesting, or as of the date of the distribution) equal to the amount that must be withheld by for federal, state, local, and/or other tax purposes; or

               (iii)With respect to the withholding obligation for shares of Restricted Stock that become unrestricted shares as of a Vesting Date and subject to the timing requirements set forth in this Section 5.J(iii), payment by retention by National Semiconductor Corporation of a portion of such shares of Restricted Stock which become unrestricted or vested with an aggregate Fair Market Value (determined as of the Vesting Date) equal to the statutory minimum amount that must be withheld by the Employee's employer for federal, state, local, and/or other tax purposes; provided, however, that any fractional share amounts shall be settled by payroll deductions.

               (iv) Any combination of payments provided for in the foregoing subsections (i), (ii) or (iii).

     I. For Employees employed at international locations: National Semiconductor Corporation and/or the Employee's employer will assess its requirements regarding tax, social insurance and any other payroll tax ("Tax-Related Items") withholding and reporting in connection with the shares of Restricted Stock. These requirements may change from time to time as laws or interpretations change. Regardless of the actions of National Semiconductor Corporation and/or the Employee's employer in this regard, Employee hereby acknowledges and agrees that the ultimate liability for any and all Tax-Related Items is and remains his or her responsibility and liability and that National Semiconductor Corporation and the Employee's employer make no representations nor undertakings regarding treatment of any Tax-Related Items in connection with any aspect of the grant of Restricted Stock and do not commit to structure the terms of the grant or any aspect of the Restricted Stock to reduce or eliminate the Employee's liability regarding Tax-Related Items. In the event that National Semiconductor Corporation and/or the Employee's employer must withhold any Tax-Related Items as a result of the grant or vesting of the Restricted Stock, Employee agrees to make arrangements satisfactory to National Semiconductor
Corporation and/or the Employee's employer to satisfy all withholding requirements. Employee authorizes National Semiconductor Corporation and/or the Employee's employer to withhold all applicable Tax-Related Items legally due from the Employee from his or her wages or other cash compensation paid him or her by National Semiconductor Corporation and/or the Employee's employer.

     L. As a condition of the grant of the Restricted Stock, Employee consents to the collection, use and transfer of personal data as described in this
Section 5.L. Employee understands that the Company and its subsidiaries hold certain personal information about the Employee, including the Employee's name, home address and telephone number, date of birth, social security number or identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock (restricted or otherwise) awarded, cancelled, exercised, vested, unvested or outstanding in Employee's favor, for the purpose of managing and administering the Plan ("Data"). Employee further understands that the Company and/or its subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of Employee's participation in the Plan, and that the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. Employee understands that these recipients may be located in the European Economic Area, or elsewhere, such as the United States. Employee authorizes the Company, its subsidiaries, and such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Employee's participation in the Plan, including any requisite transfer to a broker or other third party with whom Employee may elect to deposit any shares of stock acquired upon vesting of the shares of Restricted Stock. Employee understands that he or she may, at any time, view Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting his or her local Human Resources representative. Withdrawal of consent may, however, affect Employee's ability to realize benefits from the Plan.

     M. The rights and obligations of National Semiconductor Corporation under this Agreement shall be transferable by National Semiconductor Corporation to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by National Semiconductor Corporation's successors and assigns.

     N. Employee agrees upon request to execute any further documents or instruments necessary or desirable in the sole determination of National Semiconductor Corporation to carry out the purposes or intent of this Agreement.

     O. Employee acknowledges and agrees that he or she has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing and accepting this Agreement and fully understands all provisions of this Agreement.

     P. All obligations of National Semiconductor Corporation under the Plan and this Agreement shall be binding on any successor to National Semiconductor Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of National Semiconductor Corporation.

     Q. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any section of this Agreement (or part of such a section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     R. The laws of the State of Delaware, USA shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

     IN WITNESS HEREOF, this Agreement has been accepted and delivered by the parties hereto.

                     SIGNATURE BLOCK FOR WRITTEN AGREEMENTS






                                              NATIONAL SEMICONDUCTOR CORPORATION


                                              By ___________________________

                                              Its Senior Vice President
                                                  ---------------------


___________________________
Employee Signature

                                                                    Exhibit 10.4

                       NATIONAL SEMICONDUCTOR CORPORATION

                             RESTRICTED STOCK PLAN

                        RESTRICTED STOCK UNIT AGREEMENT
                        -------------------------------

Award Date:______________________________________
Employee:________________________________________
Employee Address:________________________________
                 ________________________________
Number of Restricted Stock
Units Granted Pursuant
To Section 2A:__________________________________
Vesting Schedule:_______________________________


     THIS RESTRICTED STOCK UNIT AGREEMENT, dated as of the Award Date, is made by and between NATIONAL SEMICONDUCTOR CORPORATION, a Delaware corporation, and the Employee:

     WHEREAS,  National  Semiconductor  Corporation has established the NATIONAL
SEMICONDUCTOR CORPORATION Restricted Stock Plan, as amended and restated (the "Plan"); and

     WHEREAS, National Semiconductor Corporation wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

     WHEREAS, the Plan provides for the grant of Restricted Stock Units ("RSUs") subject to certain restrictions thereon; and

     WHEREAS, the Committee has determined that it would be to the advantage and best interest of National Semiconductor Corporation and its stockholders to grant the RSUs provided for herein to the Employee in partial consideration of past services to the Company, and has advised National Semiconductor Corporation thereof;

     WHEREAS, the Committee has instructed the Secretary to issue the Common Stock from time to time to holders of RSUs which have vested;

     NOW,  THEREFORE,  in consideration of the mutual covenants herein contained
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged, the parties hereto do hereby agree as follows:

1. Definitions
   -----------

Capitalized Terms not otherwise defined herein have the meanings set forth in the Plan.

2. Grant of Restricted Stock Units
----------------------------------

     A. In consideration of past services rendered to the Company and for other good and valuable consideration which the Committee has determined to be equal to the par value of its Common Stock, on the Award Date National Semiconductor Corporation issues to the Employee the number of RSUs set forth hereinabove on the first page of this Agreement, upon the terms and conditions set forth in this Agreement.

     B. By entering into this Agreement, Employee acknowledges that:

          (i) the Plan is discretionary in nature and may be amended, suspended or terminated by National Semiconductor Corporation at any time;

          (ii) the grant of RSUs is a one-time benefit which does not create any contractual or other right to receive future grants of RSUs, other Awards, or benefits in lieu of RSUs or other Awards;

          (iii) all determinations with respect to any grants of RSUs, including, but not limited to, the times when RSUs shall be granted, the number of RSUs, the time or times when the RSUs shall vest and shares of Common Stock shall be issuable thereunder will be at the sole discretion of National Semiconductor Corporation and the Committee;

          (iv) the Employee's receipt of these RSUs and any shares of Common Stock issuable thereunder shall not create a right to further employment with the Company and shall not interfere with the ability of the Company to terminate the Employee's employment relationship at any time with or without cause;

          (v) the Employee's participation in the Plan is voluntary;

          (vi) the value of the RSUs and any shares of the Common Stock issuable thereunder is an extraordinary item of compensation which is outside the scope of the Employee's employment contract, if any;

          (vii) the RSUs and any shares of the Common Stock issuable thereunder are not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

          (viii) the future value of the RSUs and any shares of the Common Stock issuable thereunder is unknown and cannot be predicted with certainty.

3. Vesting and Payment
   -------------------

          A.  All  RSUs  granted  to  the  Employee  are  initially  subject  to cancellation  without  any  additional  action  by  National  Semiconductor
     Corporation immediately upon a Termination of Employment; provided, however, that no cancellation shall occur in the event of a Termination of Employment because of the Employee's Disability or death, in which event all RSUs shall immediately fully vest. In all other cases, the RSUs granted to Employee hereunder shall become vested in accordance with the Vesting Schedule set forth hereinabove on the first page of this Agreement. For the avoidance of doubt, until the final vesting date any fractional numbers shall be rounded down to the nearest whole number of RSUs, with any remainder carried over to any subsequent vesting date. On the final vesting date, any fractional numbers shall be rounded up to the nearest whole number of RSUs.

          B. Upon the vesting of the RSUs and subject to Section 5.C and payment of taxes as required by Section 5.H, National Semiconductor Corporation shall cause a share of the Common Stock to be issued for each vested RSU, new certificates to be issued with respect to shares so issued and such certificates to be delivered to the Employee or his legal representative, free from legend (except as determined by National Semiconductor Corporation pursuant to Section 5.F below) and any other restrictions. Shares so issued shall cease to be subject to the terms and conditions of this Agreement.

          C.  Upon  the  merger  or  consolidation  of  National   Semiconductor
     Corporation into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of National Semiconductor Corporation or any trustee or other fiduciary holding securities under an employee benefit plan of National Semiconductor
     Corporation) of all or substantially all of National Semiconductor Corporation's assets or 51% or more of National Semiconductor Corporation's then outstanding voting stock, or the liquidation or dissolution of National Semiconductor Corporation, all RSUs shall fully vest. Such RSUs shall be immediately paid pursuant to Section 3.B (subject to Sections 5.C and 5.H).

          D. In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of National Semiconductor Corporation or of another corporation pursuant to a merger of National Semiconductor Corporation into another corporation, or the exchange of all or substantially all of the assets of National Semiconductor Corporation for the securities of another corporation, or the acquisition by another corporation or person (excluding any employee benefit plan of National Semiconductor Corporation or any trustee or other fiduciary holding securities under an employee benefit plan of National Semiconductor Corporation) of 51% or more of National Semiconductor Corporation's then outstanding voting stock, or the liquidation or dissolution of National Semiconductor Corporation, or a stock split-up or stock dividend, the Committee shall make such adjustments to the RSUs and the number and kind of shares which may be issued pursuant to the RSUs as the Committee, in its sole discretion, determines appropriate.

4. Non-Disclosure
   --------------

     It is understood and agreed that this Agreement shall be confidential and shall not be disclosed by Employee to any person, including other Company employees, without the express written consent of the Company; provided, however, that Employee may disclose this Agreement to Employee's spouse and legal and financial advisors subject to the Employee ensuring that the recipient of the disclosure agrees to comply with this non-disclosure provision.

5. Miscellaneous
   -------------

     A. The Committee has the power to interpret the Plan, this Agreement and all other documents relating to RSUs and any shares of the Common Stock issuable thereunder and to adopt rules for the administration, interpretation and application of the Plan, and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith.

     B. No RSU or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.B shall not prevent transfers by will or by applicable laws of descent and distribution, and the Employee may provide written notice to the Company designating a third party who, in the event of Employee's death, shall thereafter be entitled to receive any benefits pursuant to this Agreement.

     C. National Semiconductor Corporation shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

               (i) Employee has evidenced Employee's acceptance of the terms of this Agreement, which acceptance may be in written or electronic format;

               (ii) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

               (iii) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

               (iv)The obtaining of any approval or other clearance from any state, federal, or other governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

               (v) Subject to the provisions of Section 5.H, the payment by the Employee of all amounts required to be withheld under federal, state, local and other applicable tax laws, with respect to the vesting of RSUs and any shares of the Common Stock issued or issuable thereunder; and

               (vi) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience.

     D. Any notice to be given under the terms of this Agreement to National Semiconductor Corporation shall be addressed to National Semiconductor Corporation in care of its Secretary, and any notice to be given to the Employee shall be addressed to him or her at the address specified herein. By a notice given pursuant to this Section 5.D, either party may designate a different address for notices to be given to it. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 5.D. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the postal service in the country of residence of the party sending the notice.

     E. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     F. This Agreement shall be administered, and the RSUs shall be granted and any of the Common Stock isssuable thereunder shall be issued, only in such a manner as to conform to all applicable laws, rules and regulations. Common Stock issued under any RSUs shall be endorsed with appropriate legends, if any, determined by National Semiconductor Corporation.

     G. This Agreement may be amended only by a document, which may be in written or electronic form, executed by the parties hereto which specifically states that it is amending this Agreement. Signatures evidencing such execution may be written or electronic.

     H. National Semiconductor Corporation's obligation to issue or deliver to the Employee any certificate or certificates for shares of stock is expressly conditioned upon receipt from the Employee, on or prior to the date the same is required to be withheld, of:

               (i) Full payment (in cash or by check) of any amount that must be withheld by the Employee's employer for federal, state, local and/or other tax purposes; or

               (ii) Subject to Section 5.H(iii), full payment by delivery to National Semiconductor Corporation of unrestricted shares of the Common Stock previously owned by the Employee for such period of time as is sufficient to avoid the imposition on National Semiconductor Corporation of adverse accounting consequences duly endorsed for transfer to National Semiconductor Corporation by the Employee with an aggregate Fair Market Value (determined, as applicable, as of the date of vesting, or as of the date of the distribution) equal to the amount that must be withheld by the Employee's employer for federal, state, local and/or other tax purposes; or

               (iii)With respect to the withholding obligation for the RSUs as of a Vesting Date and subject to the timing requirements set forth in this Section 5.H(iii), payment by retention by National Semiconductor Corporation of a portion of such vested RSUs with the shares of the Common Stock issuable thereunder having an aggregate Fair Market Value (determined as of the Vesting Date) equal to the statutory minimum amount that must be withheld by the Company for federal, state, local and/or other tax purposes; provided, however, that any fractional share amounts shall be settled by payroll deductions.

               (v) Any combination of payments provided for in the foregoing subsections (i), (ii) or (iii).

     I. For Employees employed at international locations: National Semiconductor Corporation and/or the Employee's employer will assess its requirements regarding tax, social insurance and any other payroll tax ("Tax-Related Items") withholding and reporting in connection with the RSUs and any shares of the Common Stock issuable thereunder. These requirements may change from time to time as laws or interpretations change. Regardless of the actions of National Semiconductor Corporation and/or the Employee's employer in this regard, Employee hereby acknowledges and agrees that the ultimate liability for any and all Tax-Related Items is and remains his or her responsibility and liability and that National Semiconductor Corporation and the Employee's employer make no representations nor undertakings regarding treatment of any Tax-Related Items in connection with any aspect of the grant of RSUs and any shares of Common Stock issuable thereunder and do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate the Employee's liability regarding Tax-Related Items. In the event that National Semiconductor Corporation and/or the Employee's employer must withhold any Tax-Related Items as a result of the grant or vesting of the RSUs, Employee agrees to make arrangements satisfactory to National Semiconductor Corporation and/or the Employee's employer to satisfy all withholding requirements. Employee authorizes National Semiconductor Corporation and/or the Employee's employer to withhold all applicable Tax-Related Items legally due from the Employee from his or her wages or other cash compensation paid him or her by National Semiconductor Corporation and/or the Employee's employer.

     J. As a condition of the grant of the RSU, Employee consents to the collection, use and transfer of personal data as described in this Section 5.J. Employee understands that the Company and its subsidiaries hold certain personal information about the Employee, including the Employee's name, home address and telephone number, date of birth, social security number or identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options, RSUs or any other entitlement to shares of stock (restricted or otherwise) awarded, cancelled, exercised, vested, unvested or outstanding in Employee's favor, for the purpose of managing and administering the Plan ("Data"). Employee further understands that the Company and/or its subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of Employee's participation in the Plan, and that the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. Employee understands that these recipients may be located in the European Economic Area, or elsewhere, such as the United States. Employee authorizes the Company, its subsidiaries, and such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Employee's participation in the Plan, including any requisite transfer to a broker or other third party with whom Employee may elect to deposit any shares of stock acquired upon vesting and payment of the RSUs. Employee understands that he or she may, at any time, view Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting his or her local Human Resources representative. Withdrawal of consent may, however, affect Employee's ability to realize benefits from the Plan.

     K. RSUs granted pursuant to this Agreement are unfunded, and holders of vested RSUs shall be considered unsecured creditors of National Semiconductor Corporation with respect to National Semiconductor Corporation's obligations, if any, to issue shares of Common Stock pursuant to this Agreement. Employee shall not have voting or any other rights as a stockholder of National Semiconductor Corporation with respect to shares of Common Stock issued pursuant to this Agreement until such shares have been issued to the Employee pursuant to Section 3 of this Agreement. Upon such issuance, the Employee will obtain full voting and other rights as a stockholder of National Semiconductor Corporation. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Employee and National Semiconductor Corporation or any other person.

     L. The rights and obligations of National Semiconductor Corporation under this Agreement shall be transferable by National Semiconductor Corporation to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by National Semiconductor Corporation's successors and assigns.

     M. Employee agrees upon request to execute any further documents or instruments necessary or desirable in the sole determination of National Semiconductor Corporation to carry out the purposes or intent of this Agreement.

     N. Employee acknowledges and agrees that he or she has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing and accepting this Agreement and fully understands all provisions of this Agreement.

     O. All obligations of National Semiconductor Corporation under the Plan and this Agreement shall be binding on any successor to National Semiconductor Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of National Semiconductor Corporation.

     P. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any section of this Agreement (or part of such a section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     Q. The laws of the State of Delaware, USA shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

     IN WITNESS HEREOF, this Agreement has been accepted and delivered by the parties hereto.



                     SIGNATURE BLOCK FOR WRITTEN AGREEMENTS



                                              NATIONAL SEMICONDUCTOR CORPORATION


                                              By ___________________________

                                              Its Senior Vice President
                                                  ---------------------


____________________________
Employee Signature

                                                                    EXHIBIT 10.5

                       NATIONAL SEMICONDUCTOR CORPORATION
                             RESTRICTED STOCK PLAN
               PERFORMANCE BASED RESTRICTED STOCK UNIT AGREEMENT

     A target number of Restricted Stock Units ("RSU") with performance based conditions has been granted to you under the National Semiconductor Corporation Restricted Stock Plan.

Employee:               ___________________________
Employee Address:       ___________________________
                        ___________________________
Target Number of Units: ___________________________
Performance Conditions: ___________________________
Performance Period:     ___________________________
Award Date:             ___________________________
Vesting Period:         ___________________________

     The establishment of targets for performance based RSUs is subject to the terms and conditions of this Performance Based Restricted Stock Unit Agreement ("Agreement"), the Company's Restricted Stock Plan, and the Prospectus for the Plan. These documents may be accessed on the intranet at the National
Semiconductor         Corporation        Human        Resources         website,
www-hr.nsc.com/site-map/site-map.html. Hard copies are available upon request from Stock Administration, Mail Stop C1-640, 2900 Semiconductor Drive, Santa Clara, CA 95051, stock.administration@nsc.com.

     The issuance of stock upon satisfaction of the applicable performance and vesting conditions has tax implications. Consult the Prospectus and your tax advisor for details.

     PLEASE NOTE: The granting of target performance based RSUs is solely at the Company's discretion. There is no guarantee you will actually receive shares of common stock unless performance is achieved or that you will receive other targets for performance based RSUs in the future. In addition, the Company is not responsible for and does not guarantee that you will be able to achieve any particular result in connection with your performance based RSUs.

     By accepting the performance based RSUs, you confirm that you have received copies of and agree to be bound by the terms and conditions of the Plan, the Agreement, and Prospectus. In particular, you should note that you consent to the collection, use and transfer of personal data about you as described in the Agreement.

AGREEMENT TERMS AND CONDITIONS


1. Definitions
   -----------

Capitalized Terms not otherwise defined herein have the meanings set forth in the Plan.

2. Grant of Performance Based Restricted Stock Units
   -------------------------------------------------

     A. In consideration of past services rendered to the Company and for other good and valuable consideration which the Committee has determined to be equal to the par value of its Common Stock, on the Award Date National Semiconductor Corporation grants to the Employee the number of performance based RSUs specified on the first page of this Agreement, upon the terms and conditions set forth in this Agreement.

     B. By entering into this Agreement, Employee acknowledges that:

          (i) the Plan is discretionary in nature and may be amended, suspended or terminated by National Semiconductor Corporation at any time;

          (ii) the grant of the performance based RSUs is a one-time benefit which does not create any contractual or other right to receive future grants of the performance based RSUs, other Awards, or benefits in lieu of the performance based RSUs or other Awards;

          (iii) all determinations with respect to any grants of the performance based RSUs, including, but not limited to, the times when the performance based RSUs shall be granted, the number of the performance based RSUs, the time or times when the performance based RSUs shall vest and shares of Common Stock shall be issuable thereunder will be at the sole discretion of National Semiconductor Corporation and the Committee;

          (iv) the Employee's receipt of these performance based RSUs and any shares of Common Stock issuable thereunder shall not create a right to further employment with the Company and shall not interfere with the ability of the Company to terminate the Employee's employment relationship at any time with or without cause;

          (v) the Employee's participation in the Plan is voluntary;

          (vi) the value of the performance based RSUs and any shares of the Common Stock issuable thereunder is an extraordinary item of compensation which is outside the scope of the Employee's employment contract, if any;

          (vii) the performance based RSUs and any shares of the Common Stock issuable thereunder are not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

          (viii) the future value of the performance based RSUs and any shares of the Common Stock issuable thereunder is unknown and cannot be predicted with certainty.

3. Vesting and Payment
   -------------------

     A. All performance based RSUs granted to the Employee are initially subject to cancellation without any additional action by National Semiconductor
Corporation immediately upon a Termination of Employment. If there is a Termination of Employment during the performance period by reason of Death or Disability, the Employee shall be entitled to vesting of the number of performance based RSUs the Committee determines as appropriate based on Employee's performance and period of full time employment during the performance period. If there is a Termination of Employment by reason of Death, Disability or Retirement after the performance period but before performance has been measured, the number of performance based RSUs commensurate with Employee's performance shall vest at the time performance is measured. In all other cases and subject to the limitations below, performance based RSUs shall vest once the Committee has certified in writing that the performance requirements have been satisfied and any other applicable vesting requirements have been satisfied. The actual number of shares of Common Stock that may be issued upon vesting may vary from the target number of performance based RSUs established for the Employee, depending on actual achievement of performance conditions. Performance will be measured at the end of the performance period and if a threshold performance level on the performance conditions of 50% has been achieved, the actual number of performance based RSUs that will vest will be determined based on achievement of the applicable performance conditions. The actual number of performance based RSUs that may vest to Employee for the performance period may range from 50% to 150% of the established target amount. The Committee reserves the right to revise the number of performance based RSUs that will vest to reflect the Employee's absence from work or change in job responsibilities during the performance period. Shares of Common Stock will be issued equal to the number of performance based RSUs that the Committee has determined have vested. Any fractional share numbers will be rounded down to the next whole number. If the Committee has set an additional vesting period after the performance period, the performance based RSUs shall not vest until the applicable vesting requirements have also been satisfied.

     B. Upon the vesting of the performance based RSUs and subject to Section 4.C and payment of taxes as required by Section 4.H, National Semiconductor Corporation shall cause one share of the Common Stock to be issued for each vested performance based RSU. New certificates shall be issued with respect to shares so issued and such certificates shall be delivered to the Employee or his legal representative, free from legend (except as determined by National
Semiconductor Corporation pursuant to Section 4.F below) and any other restrictions. Shares so issued shall cease to be subject to the terms and conditions of this Agreement.

     C. Upon the merger or consolidation of National Semiconductor Corporation into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of National Semiconductor Corporation or any trustee or other fiduciary holding securities under an employee benefit plan of National Semiconductor Corporation) of all or substantially all of National Semiconductor Corporation's assets or 51% or more of National Semiconductor Corporation's then outstanding voting stock, or the liquidation or dissolution of National Semiconductor Corporation, the performance based RSUs shall fully vest, subject to such adjustments that may be made by the Committee pursuant to
Section 3.D. Such  performance  based RSUs shall be immediately paid pursuant to
Section 3.B (subject to Sections 4.C and 4.H).

     D. In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of National Semiconductor Corporation or of another corporation pursuant to a merger of National Semiconductor Corporation into another corporation, or the exchange of all or substantially all of the assets of National Semiconductor Corporation for the securities of another corporation, or the acquisition by another corporation or person (excluding any employee benefit plan of National Semiconductor Corporation or any trustee or other fiduciary holding securities under an employee benefit plan of National Semiconductor Corporation) of 51% or more of National Semiconductor Corporation's then outstanding voting stock, or the liquidation or dissolution of National Semiconductor Corporation, or a stock split-up or stock dividend, the Committee shall make such adjustments to the performance based RSUs and the number and kind of shares which may be issued pursuant to the performance based RSUs as the Committee, in its sole discretion, determines appropriate.

4. Miscellaneous
   -------------

     A. The Committee has the power to interpret the Plan, this Agreement and all other documents relating to performance based RSUs and any shares of the Common Stock issuable thereunder and to adopt rules for the administration, interpretation and application of the Plan, and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the
Committee shall be personally liable for any action, determination or interpretation made in good faith.

     B. No performance based RSU or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 4.B shall not prevent transfers by will or by applicable laws of descent and distribution, and the Employee may provide written notice to the Company designating a third party who, in the event of Employee's death, shall thereafter be entitled to receive any benefits pursuant to this Agreement.

     C. National Semiconductor Corporation shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

          (i) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (ii) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

          (iii)The obtaining of any approval or other clearance from any state, federal, or other governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

          (iv) Subject to the provisions of Section 4.H, the payment by the Employee of all amounts required to be withheld under federal, state, local and other applicable tax laws, with respect to the vesting of performance based RSUs and any shares of the Common Stock issued or issuable thereunder; and

          (v) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience.

     D. Any notice to be given under the terms of this Agreement to National Semiconductor Corporation shall be addressed to National Semiconductor Corporation in care of its Secretary, and any notice to be given to the Employee shall be addressed to him or her at the address given beneath Employee's signature hereto. By a notice given pursuant to this Section 4.D, either party may designate a different address for notices to be given to it. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 4.D. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the postal service in the country of residence of the party sending the notice.

     E. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     F. This Agreement shall be administered, and the performance based RSUs shall be granted and any of the Common Stock isssuable thereunder shall be issued, only in such a manner as to conform to all applicable laws, rules and regulations. Common Stock issued upon vesting of any performance based RSUs shall be endorsed with appropriate legends, if any, determined by National Semiconductor Corporation.

     G. This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

     H. National Semiconductor Corporation's obligation to issue or deliver to the Employee any certificate or certificates for shares of stock is expressly conditioned upon receipt from the Employee, on or prior to the date the same is required to be withheld, of:

          (i) Full payment (in cash or by check) of any amount that must be withheld by the Employee's employer for federal, state, local and/or other tax purposes; or

          (ii) Subject to Section 4.H(iii), full payment by delivery to National Semiconductor Corporation of unrestricted shares of the Common Stock previously owned by the Employee for such period of time as is sufficient to avoid the imposition on National Semiconductor Corporation of adverse accounting consequences duly endorsed for transfer to National Semiconductor Corporation by the Employee with an aggregate Fair Market Value (determined, as applicable, as of the date of vesting, or as of the date of the distribution) equal to the amount that must be withheld by the Employee's employer for federal, state, local and/or other tax purposes; or

          (iii)With respect to the withholding obligation for the performance based RSUs as of a Vesting Date and subject to the timing requirements set forth in this Section 4.H(iii), payment by retention by National Semiconductor Corporation of a portion of such vested performance based RSUs with the shares of the Common Stock issuable thereunder having an aggregate Fair Market Value (determined as of the Vesting Date) equal to the statutory minimum amount that must be withheld by the Company for federal, state, local and/or other tax purposes; provided, however, that any fractional share amounts shall be settled by payroll deductions.

          (iv) Any combination of payments provided for in the foregoing subsections (i), (ii) or (iii).

     I. For Employees employed at international locations: National Semiconductor Corporation and/or the Employee's employer will assess its
requirements   regarding  tax,  social  insurance  and  any  other  payroll  tax
("Tax-Related Items") withholding and reporting in connection with the performance based RSUs and any shares of the Common Stock issuable thereunder. These requirements may change from time to time as laws or interpretations change. Regardless of the actions of National Semiconductor Corporation and/or the Employee's employer in this regard, Employee hereby acknowledges and agrees that the ultimate liability for any and all Tax-Related Items is and remains his or her responsibility and liability and that National Semiconductor Corporation and the Employee's employer make no representations nor undertakings regarding treatment of any Tax-Related Items in connection with any aspect of the grant of performance based RSUs and any shares of Common Stock issuable thereunder and do not commit to structure the terms of the grant or any aspect of the performance based RSUs to reduce or eliminate the Employee's liability regarding Tax-Related Items. In the event that National Semiconductor Corporation and/or the Employee's employer must withhold any Tax-Related Items as a result of the grant or vesting of the performance based RSUs, Employee agrees to make arrangements satisfactory to National Semiconductor Corporation and/or the Employee's employer to satisfy all withholding requirements. Employee authorizes National Semiconductor Corporation and/or the Employee's employer to withhold all applicable Tax-Related Items legally due from the Employee from his or her wages or other cash compensation paid him or her by National Semiconductor Corporation and/or the Employee's employer.

     J. As a condition of the grant of the performance based RSU, Employee consents to the collection, use and transfer of personal data as described in this Section 4.J. Employee understands that the Company and its subsidiaries hold certain personal information about the Employee, including the Employee's name, home address and telephone number, date of birth, social security number or identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options, performance based RSUs or any other entitlement to shares of stock (restricted or otherwise) awarded, cancelled, exercised, vested, unvested or outstanding in Employee's favor, for the purpose of managing and administering the Plan ("Data"). Employee further understands that the Company and/or its subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of Employee's participation in the Plan, and that the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. Employee understands that these recipients may be located in the European Economic Area, or elsewhere, such as the United States. Employee authorizes the Company, its subsidiaries, and such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Employee's participation in the Plan, including any requisite transfer to a broker or other third party with whom Employee may elect to deposit any shares of stock acquired upon vesting and payment of the performance based RSUs. Employee understands that he or she may, at any time, view Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting his or her local Human Resources representative. Withdrawal of consent may, however, affect Employee's ability to realize benefits from the Plan.

     K. Performance based RSUs granted pursuant to this Agreement are unfunded, and holders of vested performance based RSUs shall be considered unsecured creditors of National Semiconductor Corporation with respect to National Semiconductor Corporation's obligations, if any, to issue shares of Common Stock pursuant to this Agreement. Employee shall not have voting or any other rights as a stockholder of National Semiconductor Corporation with respect to shares of Common Stock issued pursuant to this Agreement until such shares have been issued to the Employee pursuant to Section 3 of this Agreement. Upon such issuance, the Employee will obtain full voting and other rights as a stockholder of National Semiconductor Corporation. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Employee and National Semiconductor Corporation or any other person.

     L. The rights and obligations of National Semiconductor Corporation under this Agreement shall be transferable by National Semiconductor Corporation to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by National Semiconductor Corporation's successors and assigns.

     M. Employee agrees upon request to execute any further documents or instruments necessary or desirable in the sole determination of National Semiconductor Corporation to carry out the purposes or intent of this Agreement.

     N. Employee acknowledges and agrees that he or she has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing and accepting this Agreement and fully understands all provisions of this Agreement.

     O. All obligations of National Semiconductor Corporation under the Plan and this Agreement shall be binding on any successor to National Semiconductor Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of National Semiconductor Corporation.

     P. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any section of this Agreement (or part of such a section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     Q. The laws of the State of Delaware, USA shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

     IN WITNESS HEREOF, this Agreement has been executed and delivered by the parties hereto.

                                              NATIONAL SEMICONDUCTOR CORPORATION


                                              By ___________________________

                                              Its Senior Vice President
                                                  ---------------------


____________________________
Employee Signature

Employee Address: ________________________________

                  ________________________________